SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      December 16, 1999 (December 7, 1999)



                             Emerson Radio Corp.
             (Exact name of Registrant as specified in its charter)



    Delaware                     0-25226                   22-3285224
(State or other               (Commission File           (IRS Employer
jurisdiction of                 Number)                Identification No.)
incorporation)


                     9 Entin Road, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                Not Applicable
          (Former name or former address, if changed since last report)


Item 5.  Other Events

      Incorporated  herein by reference is a press release  attached  hereto  as
Exhibit 5(a) and previously released by Registrant through media sources concerning the retention by Sport Supply Group, Inc., its 40% owned affiliate, of PaineWebber as its investment banker to explore strategic alternatives to increase shareholder value as a result of the decision by Oaktree Capital Management, LLC not to exercise its option to purchase the Sport Supply Group, Inc. common stock held by Registrant.

         Exhibits Index:

          Description of Exhibit
   5(a)   Press Release


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Emerson Radio Corp.


Date:  December 16, 1999        By: /s/ Geoffrey P. Jurick
                                Geoffrey P. Jurick
                                Chairman  of the Board, Chief Executive  Officer
                                and President